                                 VALIC COMPANY I
                Supplement to Statement of Additional Information
                              dated October 1, 2006

In the section titled "PORTFOLIO MANAGERS" under the heading "OTHER ACCOUNTS," which lists the number of accounts/funds and the assets in those accounts/funds that are managed by each portfolio manager, the disclosure for Government Securities Fund and Core Equity Fund is replaced and the chart is supplemented with the following:

                                                                                      OTHER ACCOUNTS*
                                                             -------------------------------------------------------------------
                                                                 Registered          Pooled Investment
                                                             Investment Companies         Vehicles             Other Accounts
                                                             ----------------------  ---------------------  --------------------
                                              Portfolio       No. of       Assets     No. of      Assets     No. of      Assets
         Fund                Sub-adviser       Manager       Accounts  ($ millions)  Accounts  ($millions)  Accounts  ($millions
         ----                -----------       -------       --------  ------------  --------  -----------  --------  ----------
--------------------------------------------------------------------------------------------------------------------------------
Government Securities Fund     AIGGIC      Cheah, Michael        2          597         --          --         --         --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund              BlackRock    Doll, Robert C.      23         18,100        4        8,600         7         495
--------------------------------------------------------------------------------------------------------------------------------
                                           Martorelli, Robert    2         1,264        --          --          2       11,710
--------------------------------------------------------------------------------------------------------------------------------
                                           Rendino, Kevin        4         2,499         2        2,095         2       11,710
--------------------------------------------------------------------------------------------------------------------------------

* Information for Mr. Cheah is as of March 31, 2006. Information for Messrs. Doll, Martorelli and Rendino is as of December 31, 2006


Effective March 5, 2007, in the section titled "PORTFOLIO MANAGERS" under the heading "COMPENSATION," which describes the structure and method of compensation of the Portfolio Managers, the following disclosure regarding BlackRock Investment Management, LLC is added:

      BlackRock's approach to compensation reflects the value senior management places on its employees and its client relationships. Consequently, the compensation structure has been designed to attract and retain the best talent, to reinforce stability throughout the organization, to encourage teamwork, and to align our interests with those of our clients. Given that BlackRock is an independent public company, it is able to include equity as a component of compensation packages.

      For BlackRock professionals, the predominant compensation model includes a salary and a discretionary bonus reflecting firm, business area, and individual performance. Compensation for portfolio managers reflects investment performance. As professionals become more senior, bonus becomes a higher percentage of total compensation. At senior levels, a percentage of the annual bonus is paid in the form of restricted stock awards that vest ratably over three years from the date of the award.

      BlackRock has long-term incentive programs in place as an additional incentive to retain talented professionals. Additionally, we have successfully concluded discussions with investment teams to ensure they are appropriately secured for the future. For 2006, BlackRock will continue to provide their respective existing (pre-merger) long-term incentive plans. Although plan details vary between the two firms, the underlying principles of the plans are similar, whereby the largest element reflects investment performance, stake in the success of the business (or product area), and a long-term incentive structure. In addition, eligible BlackRock employees have or will receive BlackRock equity that will vest at the end of five years.

      BlackRock is committed to broadening equity ownership by all employees and has instituted several programs, including an employee stock purchase plan to help achieve this goal. As part of its comprehensive benefits package, BlackRock offers tuition reimbursement for professional development. Other features include flexible healthcare options, financial services, and retirement benefits.

      Attracting, motivating, and retaining the best investment professionals have always been top priorities for the firm. BlackRock is committed to perpetuating its corporate culture and continuity in the employee base. Ensuring long-term career opportunities for our professionals remains a most important senior management responsibility. BlackRock also rewards employees for referring candidates to the firm who ultimately are hired and remain employed for at least six months.

DATE: MARCH 5, 2007